UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

March 10, 2009

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)
Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)
Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

:   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

:   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

:   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

:   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 10, 2009, US Airways Group, Inc. announced via press release that Stephen L. Johnson has been named as executive vice president, corporate and general counsel of US Airways Group, Inc. and US Airways, Inc., effective March 16, 2009. The press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits

(c)   Exhibits

Exhibit Number	Description
99.1	Press release dated March 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
US Airways Group, Inc. (REGISTRANT)
Date: March 10, 2009	By: /s/ Elise R. Eberwein Elise R. Eberwein Senior Vice President, People and Communications
US Airways, Inc. (REGISTRANT)
Date: March 10, 2009	By: /s/ Elise R. Eberwein Elise R. Eberwein Senior Vice President, People and Communications

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 10, 2009.